Exhibit 10.13

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.,

HA MERGER SUB III LLC

AND

THE INDIVIDUALS AND ENTITIES LISTED ON EXHIBIT A ATTACHED HERETO

AGREEMENT AND PLAN OF MERGER

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THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is dated as of April , 2013, by and among HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC., a Maryland corporation (the “Parent”), HA MERGER SUB III LLC, a Maryland limited liability company and a wholly owned subsidiary of the Parent (the “Merger Sub”), each of the individuals listed on Exhibit A attached hereto (each, an “Owner” and, collectively, the “Owners”) and each of the entities listed on Exhibit A attached hereto, each a Maryland corporation (each, a “Merging Entity” and, collectively, the “Merging Entities”).

W I T N E S S E T H:

WHEREAS, prior to the execution and delivery of this Agreement, each of the Merging Entities owns a certain number of Series A Participating Preferred Units and/or Class A Common Units (collectively, the “LLC Equity Interests”) of Hannon Armstrong Capital LLC, a Maryland limited liability company (“Hannon LLC”), and each Owner is the sole stockholder of the respective Merging Entity as set forth on Exhibit A;

WHEREAS, the parties to this Agreement intend that each of the Merging Entities be merged with and into Merger Sub, with Merger Sub surviving that merger on the terms and subject to the conditions set forth herein (the “Merger”);

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, all of the outstanding shares of stock of each Merging Entity (the “Merging Entity Equity Interests”) will be converted into the right to receive (i) for each AI Owner (as defined herein), such number of shares of the Parent’s common stock, $0.01 par value per share (the “Common Stock”), set forth next to each Owner’s name on Exhibit A to this Agreement, adjusted proportionally for any stock dividends, stock splits, reverse stock splits or similar transactions (the “Merger Security Consideration”) entered into or made by the Parent between the date of this Agreement and the Closing Date (as defined herein), or (ii) for each Non-AI Owner (as defined herein), a cash amount equal to such number of shares of Common Stock set forth next to each Owner’s name on Exhibit A to this Agreement, adjusted proportionally for any stock dividends, stock splits, reverse stock splits or similar transactions entered into or made by the Parent between the date of this Agreement and the Closing Date, multiplied by the initial public offering price of the Common Stock (the “Merger Cash Consideration” and, together with the Merger Security Consideration, the “Merger Consideration”);

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, all of the equity interests in a Merging Entity held by an Owner that (i) affirmatively certifies on the signature page to this Agreement that he or she qualifies as an “accredited investor” under Rule 501(a) of Regulation D under the Securities Act and indicates on Exhibit B to this Agreement as to the basis for such certification (an “AI Owner”) will be converted into the right to receive the Merger Security Consideration or (ii) (A) affirmatively certifies on the signature page to this Agreement that he or she does not qualify as an “accredited investor” under Rule 501(a) of Regulation D under the Securities Act or (B) fails to indicate on Exhibit B to this Agreement the basis for certification as an AI Owner, in each case, will be converted into the right to receive the Merger Cash Consideration;

WHEREAS, the board of directors of each Merging Entity has (a) determined that it is in the best interests of such Merging Entity, and declared it advisable, to enter into this Agreement; (b) directed that the Merger be submitted to the Owner of such Merging Entity for consideration; and (c) approved the Merger and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger;

WHEREAS, the Owner of each Merging Entity has approved the Merger;

WHEREAS, following the closing of the Merger, the Parent intends to contribute its ownership interest in Merger Sub to Hannon Armstrong Sustainable Infrastructure, L.P., a Delaware limited liability partnership (the “Operating Partnership”), in exchange for a certain number of operating partnership units in the Operating Partnership;

WHEREAS, following the closing of the Merger, Merger Sub intends to adopt and approve an amended and restated limited liability company agreement of Hannon LLC substantially in the form set forth on Exhibit C of this Agreement to replace the Existing LLC Agreement (as defined herein).

WHEREAS, the board of directors of the Parent and the sole member of Merger Sub have each, on the terms and subject to the conditions set forth in this Agreement, approved the Merger, this Agreement and the consummation of the transactions contemplated hereby;

WHEREAS, the completion of the Merger by the Parent and Merger Sub is conditioned upon each Merging Entity participating in the Merger;

WHEREAS, each of the parties hereto has been advised by the other parties and acknowledges that such other parties would not be entering into this Agreement without the representations, warranties and covenants which are being made and agreed to herein by each party hereto and that such parties are entering into this Agreement in reliance on such representations, warranties and other covenants; and

NOW, THEREFORE, in consideration for the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. The following terms as used in this Agreement shall have the meanings attributed to them as set forth below unless the context clearly requires another meaning. Other capitalized terms used herein shall, unless the context otherwise requires, have the meanings assigned to such terms herein.

“Accredited Investor” means, for purposes of this Agreement, a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act and who affirmatively certifies as such on the signature page to this Agreement and indicates on Exhibit B to this Agreement as to the basis for such certification.

“Affiliate” means, with respect to any Person, any other Person that (a) directly, or indirectly through one or more intermediaries, owns, Controls, is Controlled by or is under common Control with a specified Person or (b) is a family member of a specified Person; provided, however, that neither the Parent nor Merger Sub shall be deemed to be an Affiliate of any Merging Entity or any of its subsidiaries or other Affiliates.

“Agreement” has the meaning set forth in the preamble.

“AI Owner” has the meaning set forth in the recitals.

“Authority” means a governmental body or agency having jurisdiction over a Merging Entity, the Parent or Merger Sub, as applicable.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the State of Maryland are authorized or required by law to close.

“Closing” and “Closing Date” have the meanings set forth in Section 2.02.

“Code” means the Internal Revenue Code of 1986, as in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Common Stock” has the meaning set forth in the recitals.

“Control” (including the terms “Controlled by” and “under common Control with”) means, with respect to a Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

“Energysource Distribution” means the distribution of equity interests in HA Energysource Holdings LLC to the Merging Entities by Hannon LLC in December 2012.

“Existing LLC Agreement” means Hannon LLC’s Third Amended and Restated Operating Agreement, dated as of April 26, 2010, as amended.

“Existing Registration Rights Agreement” means Hannon LLC’s Registration Rights Agreement, dated as of May 31, 2007, as amended.

“Governmental Authority” means any government or agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“Hannon LLC” has the meaning set forth in the recitals.

“Indemnified Parties” means the Parent, Merger Sub and each of their subsidiaries, equity holders, affiliates, directors, officers and employees.

“Indemnifying Parties” mean the Owners.

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of May 31, 2007, by and among Hannon LLC, MissionPoint HA Parallel Fund, L.P., Jeffrey W. Eckel and the other investors party thereto, as amended.

“Laws” means laws, statutes, rules, regulations, codes, orders, ordinances, judgments, injunctions, decrees and policies of any Governmental Authority.

“Liabilities” means liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise.

“Liens” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), and any obligations under capital leases having substantially the same economic effect as any of the foregoing.

“LLC Equity Interests” has the meaning set forth in the recitals.

“Loss” or “Losses” means any and all direct claims, losses, damages, costs, liabilities, fines, penalties and expenses, including, without limitation, any attorney’s fees and disbursements, but excluding any contingent, punitive and consequential items.

“Maryland LLC Act” has the meaning set forth in Section 2.01.

“Merger” has the meaning set forth in the recitals.

“Merger Cash Consideration” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in the recitals.

“Merger Security Consideration” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the preamble.

“Merger Sub Material Adverse Effect” means any material adverse change in any of the assets, business, condition (financial or otherwise), results of operation or prospects of Merger Sub and its subsidiaries taken together.

“Merging Entity” and “Merging Entities” have the meanings set forth in the preamble.

“Merging Entity Equity Interests” has the meaning set forth in the recitals.

“Merging Entity Material Adverse Effect” means any material adverse change in any of the assets, business, condition (financial or otherwise), results of operation or prospects of a Merging Entity and its subsidiaries taken together.

“Non-AI Owner” has the meaning set forth in the recitals.

“Operating Partnership” has the meaning set forth in the recitals.

“Organizational Documents” means (i) the charter, articles of organization, certificate of formation or certificate of limited partnership for such Person, (ii) the bylaws, operating agreement, limited liability company agreement, or limited partnership agreement for such Person and (iii) any certificate of qualification or foreign entity registration for such Person (together with all supplements, amendments, modifications, consents and waivers related to any of the foregoing).

“Owner” has the meaning set forth in the preamble.

“Parent” has the meaning set forth in the preamble.

“Parent Material Adverse Effect” means any material adverse change in any of the assets, business, condition (financial or otherwise), results of operation or prospects of the Parent and its subsidiaries taken together.

“Person” means an individual, partnership, corporation (including a business trust, statutory trust or real estate investment trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Registration Rights Agreement” means the Registration Rights Agreement, dated effective as of the Closing Date, by and among the Parent and the persons listed on Schedule I thereto.

“Securities Act” means the Securities Act of 1933, as in effect from time to time, and applicable rules and regulations thereunder. Any reference herein to a specific section or sections of the Securities Act shall be deemed to include a reference to any corresponding provision of future law.

“Voting Interests” means, with respect to any Person, ownership interests, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right to vote has been suspended by the happening of such a contingency.

Section 1.02. Rules of Application. The definitions in Section 1.01 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “herein,” “hereof,” “hereunder,” and similar terms shall refer to this Agreement, unless the context otherwise requires.

ARTICLE II

THE MERGER

Section 2.01. Effect of the Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Maryland Limited Liability Company Act (the “Maryland LLC Act”) and the Maryland General Corporation Law, on the Closing Date, (a) each of the Merging Entities will merge with and into Merger Sub and (b) the separate existence of each Merging Entity will cease and Merger Sub, as a wholly owned subsidiary of the Parent, will continue its existence under the Maryland LLC Act as the surviving entity in the Merger. Without limiting the generality of the foregoing, and subject thereto, from and after the Closing Date, all property, rights, privileges, immunities, powers, franchises, licenses and authority of each of the Merging Entities shall vest in Merger Sub, and all debts, liabilities, obligations, restrictions and duties of the Merging Entities shall become the debts, liabilities, obligations, restrictions and duties of Merger Sub.

Section 2.02. Closing Date. Unless this Agreement is sooner terminated or extended pursuant to its terms or unless otherwise agreed to in writing by the parties hereto, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place upon the acceptance for record by the State Department of Assessments and Taxation of Maryland of articles of merger relating to the Merger or such later date and time, not more than 30 days thereafter, as the parties hereto may otherwise agree (the “Closing Date”).

Section 2.03. Effect on Merging Entity Equity Interests.

(a) On the terms and subject to the conditions set forth in this Agreement, each (i) AI Owner is irrevocably bound to accept and entitled to receive, as a result of and upon consummation of the Merger, the Merger Security Consideration and (ii) Non-AI Owner is irrevocably bound to accept and entitled to receive, as a result of and upon consummation of the Merger, the Merger Cash Consideration calculated based on the number of shares set forth opposite such Non-AI Owner’s name on Exhibit A to this Agreement.

(b) On the Closing Date, by virtue of the Merger and without any action on the part of the Parent, Merger Sub or any Merging Entity, each outstanding Merging Entity Equity Interest shall be cancelled and retired and shall cease to exist and shall be converted automatically into the right to receive the Merger Consideration in accordance with Section 2.04 in such amount as set forth opposite each Owner’s name on Exhibit A to this Agreement, which the Parent shall (i) in the case of the Merger Security Consideration, issue and deliver to the AI Owners immediately upon Closing and (ii) in the case of the Merger Cash Consideration, deliver to the Non-AI Owners within three Business Days following the Closing and, in each case, each holder of a Merging Entity Equity Interest shall no longer have any rights with respect thereto, except the right to receive such Merger Consideration in accordance with this Agreement.

Section 2.04. Merger Consideration. On the Closing Date, the Parent shall issue and deliver the Merger Security Consideration to each AI Owner in electronic book-entry form through the Parent’s transfer agent in accordance with the terms and conditions of this Agreement in such amount as set forth opposite each AI Owner’s name on Exhibit A to this Agreement. Within three Business Days following the Closing, the Parent shall deliver the Merger Cash Consideration to each Non-AI Owner in accordance with the terms and conditions of this Agreement calculated based on the number of shares set forth opposite such Non-AI Owner’s name on Exhibit A to this Agreement.

Section 2.05. Treatment of Equity Interests of Merger Sub. On the Closing Date, all equity interests in Merger Sub will remain outstanding without any change or effect.

Section 2.06. Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time prior to the Closing, as follows:

(a) by mutual consent of all the parties;

(b) by the Parent or Merger Sub, if the Closing has not occurred by December 31, 2013;

(c) by the Parent or Merger Sub if any of the conditions set forth in Section 3.01 have not been satisfied or waived by the Parent and Merger Sub; or

(d) by the Parent or Merger Sub pursuant to Article V.

If the Parent or Merger Sub elects to terminate this Agreement pursuant to this Section, then the Parent or Merger Sub, as the case may be, shall provide written notice to the other parties of such election and the reason for terminating this Agreement and the termination of this Agreement shall be effective upon the non-issuing parties’ receipt of the termination notice.

Section 2.07. Tax Treatment.

(a) The AI Owners intend and agree that the merger whereby each AI Owner is receiving the Merger Security Consideration, for U.S. federal income tax purposes, shall constitute a tax-free reorganization under Section 368(a)(1)(A) of the Code and shall not maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.

(b) The Non-AI Owners intend and agree that the merger whereby each Non-AI Owner is receiving the Merger Cash Consideration, for U.S. federal income tax purposes, shall be treated as a taxable sale of stock, and shall not maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.

Section 2.08. Officers and Directors. Unless otherwise determined by the Parent, the directors and officers, if any, of Merger Sub in office or position immediately prior to the Closing shall remain in such office or position following the Closing, in each case until their respective successors are duly elected or appointed or until their earlier death, resignation or removal.

ARTICLE III

CONDITIONS AND COVENANTS

Section 3.01. Conditions to the Obligations of the Parent and Merger Sub. The obligation of the Parent and Merger Sub to consummate the Merger shall be subject to the satisfaction or waiver by the Parent and Merger Sub of each of the conditions set forth below and the performance by each of the Owners and each of the Merging Entities of their obligations set forth below and elsewhere in this Agreement:

(a) Accuracy of Representations and Warranties. The representations and warranties of each of the Owners contained in Section 4.01 shall be true and correct as of the date of this Agreement and the Closing Date;

(b) Owner Compliance. Each Owner shall have fully complied with all of its obligations hereunder required to be performed on or prior to the Closing Date;

(c) Merging Entity Compliance. Each Merging Entity shall have fully complied with all of its obligations hereunder required to be performed on or prior to the Closing Date; and

(d) Initial Public Offering. Other than consummation of the transactions contemplated hereby, all conditions precedent to the closing of the initial public offering of the Common Stock shall have been satisfied or irrevocably and unconditionally waived.

If any of the foregoing conditions have not been satisfied (or waived by the Parent and Merger Sub) as of the Closing Date, the Parent and Merger Sub shall have the right, in accordance with Section 2.06, to terminate this Agreement, (i) in part with respect to any defaulting Merging Entity or Owner only and, except as expressly set forth elsewhere in this Agreement, the Parent and Merger Sub shall thereafter have no obligation under any provision of this Agreement with respect to any defaulting Merging Entity or Owner or (ii) in full, and, except as expressly set forth elsewhere in this Agreement, no party hereto shall thereafter have any obligation under any provision of this Agreement.

Section 3.02. Conditions to the Obligations of the Merging Entities and the Owners. The obligation of the Merging Entities and the Owners to consummate the Merger shall be subject to the satisfaction or waiver by the Owners of each of the conditions set forth below and the performance by the Parent and Merger Sub of their obligations set forth below and elsewhere in this Agreement:

(a) Accuracy of Representations and Warranties. The representations and warranties of the Parent and Merger Sub contained in Sections 4.02 and 4.03, respectively, shall be true and correct as of the date of this Agreement and the Closing Date;

(b) Registration Rights Agreement. The Parent shall have entered into the Registration Rights Agreement; and

(c) Initial Public Offering. Other than consummation of the transactions contemplated hereby, all conditions precedent to the closing of the initial public offering of the Common Stock shall have been satisfied or irrevocably and unconditionally waived other than those in the control of an Owner or a Merging Entity.

Section 3.03. Covenants of the Owners.

(a) Facilitate the Merger. From the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement in accordance with the terms set forth in Section 2.06, no Owner shall take or fail to take, or agree or commit to take or fail to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger, the initial public offering of the Common Stock or the other transactions contemplated by this Agreement.

(b) Hannon LLC Agreement. No Owner shall take or fail to take, or agree or commit to take or fail to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the approval and adoption by Merger Sub of an amended and restated limited liability company agreement of Hannon LLC substantially in the form set forth on Exhibit C of this Agreement to replace the Existing LLC Agreement.

(c) Investor Rights Agreement. No Owner shall take or fail to take, or agree or commit to take or fail to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the termination of the Investor Rights Agreement.

(d) Initial Public Offering. Each Owner, solely in its capacity as such Owner and in no other capacity, hereby irrevocably and unconditionally waives any consent, condition or other similar right to approve or delay the closing of the initial public offering of the Common Stock. For the avoidance of doubt, nothing in this Agreement shall in any way prevent or otherwise restrict any Owner from satisfying any duties, statutory, fiduciary or otherwise it may owe to the Parent or Merger Sub in its capacity as an officer, director or manager thereof.

Section 3.04. Covenants of the Merging Entities.

(a) Facilitate the Merger. From the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement in accordance with the terms set forth in Section 2.06, no Merging Entity shall take or fail to take, or agree or commit to take or fail to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger, the initial public offering of the Common Stock or the other transactions contemplated by this Agreement.

(b) Hannon LLC Agreement. Effective upon the Closing, each Merging Entity hereby irrevocably and unconditionally (i) consents to the termination of the Existing LLC Agreement, (ii) waives all rights under the Existing LLC Agreement other than its right to have the Merger Consideration issued and delivered to the Owner and (iii) consents to the approval and adoption by Merger Sub of an amended and restated limited liability company agreement of Hannon LLC substantially in the form set forth on Exhibit C of this Agreement to replace the Existing LLC Agreement.

(c) Investor Rights Agreement. Upon the Closing, each Merging Entity hereby irrevocably and unconditionally consents to the termination of the Investor Rights Agreement and waives all its rights under the Investor Rights Agreement.

(d) Initial Public Offering. Each Merging Entity hereby irrevocably and unconditionally waives any consent, condition or other similar right to approve or delay the closing of the initial public offering of the Common Stock.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties of the Owners. Each Owner, with respect to such Owner’s Merging Entity, hereby represents and warrants, severally and not jointly and severally, to the Parent and Merger Sub, as of the date of this Agreement and the Closing Date (except to the extent that any such representation speaks as of a specific date, in which case only as of such specific date), as follows:

(a) Existence and Power. Such Merging Entity has been duly incorporated and validly exists as a corporation under the laws of the State of Maryland. Such Merging Entity has all power and authority to enter into this Agreement, and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b) Authorization; No Contravention. The execution and delivery of this Agreement by such Merging Entity and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, and all necessary authorizations, consents, approvals, elections and waivers have been obtained as of the Closing Date. This Agreement constitutes the valid, legal and binding obligations of such Merging Entity, enforceable against such Merging Entity in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any remedy under, any contractual obligation, under: (i) any agreement, order or decree to which such Merging Entity is a party or such Person is bound or to which any of such Person’s assets are subject, (ii) the Organizational Documents of such Merging Entity, or (iii) any law applicable to such Merging Entity. Other than the filing of articles of merger in accordance with Section 2.02 hereof, no authorization, approvals or consents from, or registration, declaration or filings with, any lender, partner, member, shareholder, beneficiary, tenant, creditor, investor, Authority or other Person is required in order for such Merging Entity to execute and deliver this Agreement and consummate the transactions contemplated herein.

(c) No Injunction. Such Merging Entity is not subject to any order, writ, judgment, decree, injunction or settlement that could reasonably be expected to prevent or materially delay such Merging Entity from consummating the transactions contemplated by this Agreement.

(d) No Consents. Except for the filing of the articles of merger in accordance with Section 2.02 hereof, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by such Merging Entity in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to prevent or materially delay such Merging Entity from consummating the transactions contemplated by this Agreement or otherwise have a Merging Entity Material Adverse Effect.

(e) Ownership of Merging Entities. Each Owner is the sole stockholder of the respective Merging Entity as set forth on Exhibit A.

(f) Ownership of the LLC Equity Interests. The LLC Equity Interests held by such Merging Entity are (i) the only assets owned by such Merging Entity and (ii) owned free and clear of all Liens, charges, security interests, mortgages, pledges, options, preemptive rights, rights of first refusal or first offer, proxies, levies, voting trusts or agreements, or other adverse claims or restrictions on title or transfer of any nature whatsoever. Except in connection with the Energysource Distribution that was completed in December 2012, such Merging Entity has not conducted since it was formed, does not currently conduct, and does not plan to commence conducting, any business operations other than with respect to the continuing ownership of its LLC Equity Interests and consummating the transactions contemplated hereby, including the Merger.

(g) Liabilities. As of the date hereof, such Merging Entity has no Liabilities.

(h) Contracts. Except in connection with the Energysource Distribution, since its organization, such Merging Entity has not become a party to, entered into or became bound by, any contract or other arrangement or understanding except for the Existing LLC Agreement, the Investor Rights Agreement and the Existing Registration Rights Agreement.

(i) Tax Status. Such Merging Entity (i) elected to be treated as a subchapter S corporation for U.S. federal income tax purposes under Section 1361 of the Code and has, at all times since formation, maintained its status as a subchapter S corporation and (ii) does not have any accumulated earnings and profits.

(j) Non-Foreign Status. Such Merging Entity is a “United States person” (as defined in Section 7701(a)(30) of the Code).

(k) Access to Information. Such Owner has been afforded:

(i) the opportunity to ask such questions as such Owner has deemed necessary of, and to receive answers from, representatives of the Parent concerning the terms and conditions of the issuance and/or delivery of the Merger Consideration; and

(ii) access to information about the Parent and its financial condition and results of operations sufficient to evaluate such Owner’s investment in, or receipt of, the Merger Consideration.

Section 4.02. Representations and Warranties of each AI Owner. Each AI Owner hereby additionally represents and warrants, severally and not jointly and severally, to the Parent and Merger Sub, as of the date of this Agreement and the Closing Date, as follows:

(a) Accredited Investor. Such AI Owner qualifies as an Accredited Investor and has affirmatively certified as such and indicated on Exhibit B attached hereto the basis for such certification and understands the risks of, and other considerations relating to, the Merger. Such AI Owner, by reason of his or her business and financial experience, together with the business and financial experience of those persons, if any, retained to represent or advise such AI Owner:

(i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the AI Owner is capable of evaluating the merits and risks of an investment in the Parent and of making an informed investment decision;

(ii) is capable of protecting the AI Owner’s own interest or has engaged representatives or advisors to assist him or her in protecting such interests;

(iii) is capable of bearing the economic risk of such investment; and

(iv) in making the AI Owner’s decision to enter into this Agreement has conducted his or her own due diligence, has been represented by competent counsel and financial advisors and has not relied on oral or written advice from the Parent, Merger Sub or their Affiliates, representatives, or agents or on representations or warranties of the Parent and Merger Sub other than those set forth in this Agreement.

(b) Investment For Own Account. The Merger Security Consideration will be acquired for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein in violation of the securities laws.

(c) Unregistered Securities. Such AI Owner understands that:

(i) the Merger Security Consideration to be received as contemplated hereunder has not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws;

(ii) the Parent’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the AI Owners contained herein;

(iii) the Merger Security Consideration cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available;

(iv) there may be no public market for the Merger Security Consideration;

(v) because of the restrictions on transfer or assignment of the Merger Security Consideration to be issued hereunder, the economic risk of the Merger Security Consideration issued hereby may need to be borne for an indefinite period of time; and

(vi) certificates (if any) representing the Merger Security Consideration will bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

Section 4.03. Representations and Warranties of the Parent. The Parent hereby represents and warrants to each Merging Entity, as of the date of this Agreement and the Closing Date, as follows:

(a) Existence and Power. The Parent has been duly incorporated and validly exists as a corporation under the laws of the State of Maryland. The Parent has all power and authority to enter into this Agreement and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b) Authorization; No Contravention. The execution and delivery of this Agreement by the Parent and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, and all necessary authorizations, consents, approvals, elections and waivers have been obtained as of the Closing Date. This Agreement constitutes the valid, legal and binding obligations of the Parent, enforceable against the Parent in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any remedy under, any contractual obligation, under: (i) any agreement, order or decree to which the Parent is a party or such Person is bound or to which any of such Person’s assets are subject, (ii) the Organizational Documents of the Parent, or (iii) any law applicable to the Parent. Other than the filing of the articles of merger in accordance with Section 2.02 hereof and as may be required for the consummation of the initial public offering of the Common Stock and the actions to be taken in connection therewith, no authorization, approvals or consents from, or registration, declaration or filings with, any lender, partner, member, stockholder, beneficiary, tenant, creditor, investor, Authority or other Person is required in order for the Parent to execute and deliver this Agreement and consummate the transactions contemplated herein.

(c) No Consents. Except for the filing of the articles of merger in accordance with Section 2.02 hereof and as may be required for the consummation of the initial public offering of the Common Stock and the actions to be taken in connection therewith, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by Parent in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(d) Merger Security Consideration. The Merger Security Consideration to be issued hereunder has been duly authorized for issuance and, upon such issuance, will be validly issued, fully paid and nonassessable.

Section 4.04. Representations and Warranties of Merger Sub. Merger Sub hereby represents and warrants to each Merging Entity, as of the date of this Agreement and the Closing Date, as follows:

(a) Existence and Power. Merger Sub has been duly formed and validly exists as a limited liability company under the Laws of the State of Maryland. Merger Sub has all power and authority to enter into this Agreement and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b) Authorization; No Contravention. The execution and delivery of this Agreement by Merger Sub and the performance of its obligations hereunder have been duly authorized by all requisite limited liability company action, and all necessary authorizations, consents, approvals, elections and waivers have been obtained as of the Closing Date. This Agreement constitutes the valid, legal and binding obligations of Merger Sub, enforceable against Merger Sub in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any remedy under, any contractual obligation, under: (i) any agreement, order or decree to which Merger Sub is a party or such Person is bound or to which any of such Person’s assets are subject, (ii) the Organizational Documents of Merger Sub, or (iii) any law applicable to Merger Sub. Other than the filing of the articles of merger in accordance with Section 2.02 hereof, no authorization, approvals or consents from, or registration, declaration or filings with, any lender, partner, member, stockholder, beneficiary, tenant, creditor, investor, Authority or other Person is required in order for Merger Sub to execute and deliver this Agreement and consummate the transactions contemplated herein.

(c) No Consents. Except for the filing of the articles of merger in accordance with Section 2.02 hereof, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable Laws is required to be obtained by Merger Sub in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to have a Merger Sub Material Adverse Effect.

ARTICLE V

DEFAULTS AND REMEDIES

Section 5.01. Default by a Merging Entity or an Owner. If the Closing is not consummated because of a default by any Merging Entity or Owner under this Agreement, then the Parent and Merger Sub may either (i) seek specific performance of this Agreement by requiring the defaulting Merging Entity to assign the LLC Equity Interests to Merger Sub and in connection therewith the respective Owner shall reimburse the Parent and Merger Sub for the actual out-of-pocket expenses incurred by the Parent or Merger Sub in connection with seeking such specific performance, or (ii) terminate this Agreement (A) in part with respect to the defaulting Merging Entity or Owner only and, except as expressly set forth elsewhere in this Agreement, the Parent and Merger Sub shall thereafter have no obligation under any provision of this Agreement with respect to such defaulting Merging Entity and Owner or (B) in full, and, except as expressly set forth elsewhere in this Agreement, no party hereto shall thereafter have any obligation under any provision of this Agreement.

ARTICLE VI

INDEMNIFICATION

Section 6.01. Indemnification. Subject to the limitations provided below, from and after the Closing Date, each of the Indemnifying Parties agree to, severally and not jointly and severally, indemnify, defend and hold harmless each of the Indemnified Parties from and against all Losses that are incurred or suffered by any of them based upon, arising out of, in connection with or by reason of (i) the breach of any of the representations or warranties of such Indemnifying Party or (ii) any breach by such Indemnifying Party of its obligations under this Agreement; provided, however, that, notwithstanding any Losses based upon, arising out of, in connection with or by reason of a default by an Indemnifying Party pursuant to Article V under this Agreement, in no event shall an Indemnifying Party be liable for any claim or claims made by an Indemnified Party for a breach of any representation, warranty, or covenant under this Agreement unless the aggregate of any Losses resulting therefrom is equal to or greater than $100,000, and then (i) in the event such Indemnifying Party is Jeffrey W. Eckel, such Indemnifying Party shall be liable for any and all such Losses resulting therefrom; provided, further, however, that the maximum aggregate liability of Jeffrey W. Eckel shall in no event exceed $200,000 and (ii) in the event such Indemnifying Party is a Person other than Jeffrey W. Eckel, such Indemnifying Party shall only be liable for any and all such Losses resulting therefrom in excess of $100,000; provided, further, however, that the maximum aggregate liability of such Indemnifying Party shall in no event exceed the lesser of: (x) an amount equal to the Merger Consideration received by such Indemnifying Party and (y) $100,000.

Section 6.02. Method of Asserting Claims. All claims for indemnification by any Indemnified Party under this Article VI shall be asserted and resolved as follows:

(a) If an Indemnified Party intends to seek indemnification under this Article VI, it shall promptly notify the Indemnifying Parties in writing of such claim. The failure to provide such notice will not affect any rights hereunder except to the extent an Indemnifying Party is materially prejudiced thereby.

(b) If such claim involves a claim by a third-party against the Indemnified Party, the Indemnifying Parties shall, within ten days after receipt of such notice and upon notice to the Indemnified Party, assume, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Parties, the settlement or defense thereof (in which case any Loss associated therewith shall be the sole responsibility of the Indemnifying Parties), provided that the Indemnified Party may participate in such settlement or defense through counsel chosen by it. If the Indemnified Party determines in good faith that representation by the Indemnifying Parties’ counsel of (i) one or more Indemnifying Parties and (ii) the Indemnified Party may present such counsel with a conflict of interest, then the Indemnifying Parties shall pay the reasonable fees and expenses of the Indemnified Party’s counsel. Notwithstanding the foregoing, (i) the Indemnified Party may, at the sole cost and expense of the Indemnifying Parties, at any time prior to the delivery of the notice referred to in the first sentence of this Section 6.02(b) by any Indemnifying Party, file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests, (ii) the Indemnified Party may take over the control of the defense or settlement of a third-party claim at any time if it irrevocably waives its right to indemnity under this Article VI with respect to such claim and (iii) the Indemnifying Parties may not, without the consent of the Indemnified Party, settle or compromise any action or consent to the entry of any judgment. So long as an Indemnifying Party is contesting any such claim in good faith, the Indemnified Party shall not pay or settle any such claim without such Indemnifying Party’s consent, such consent not to be unreasonably withheld. Notwithstanding the foregoing, if the compromise or settlement of a third-party claim could reasonably be expected to adversely affect the status of the Parent as a real investment trust within the meaning of Section 856 of the Code, then the Parent shall make such decision to compromise or settle the third-party claim without the need to obtain the other party’s consent. If the Indemnifying Parties are not entitled to assume the defense of the claim pursuant to the foregoing provisions or are entitled but do not contest such claim in good faith (including if they do not notify the Indemnified Party of their assumption of the defense of such claim within the ten-day period set forth above), then the Indemnified Party may conduct and control, through counsel of its own choosing and at the expense of the Indemnifying Parties, the settlement or defense thereof, and the Indemnifying Parties shall cooperate with it in connection therewith. The failure of the Indemnified Party to participate in, conduct or control such defense shall not relieve the Indemnifying Parties of any obligation they may have hereunder. Any defense costs required to be paid by the Indemnifying Parties shall be paid as incurred, promptly against delivery of invoices therefor.

Section 6.03. Survival. This Article VI shall survive the Closing or the termination of the parties’ obligations to consummate the transactions contemplated by this Agreement. All representations and warranties contained in this Agreement shall survive the Closing for a period of six months and shall not be deemed to be merged into or waived by the instruments of the Closing.

Section 6.04. Waiver of Claims. Deliverance of the Merger Consideration provided in this Agreement shall serve to waive all claims against the Parent, Merger Sub and Hannon LLC.

ARTICLE VII

MISCELLANEOUS

Section 7.01. Marketing. Neither the Owners nor the Merging Entities shall market the LLC Equity Interests for sale or entertain or discuss any offer to purchase or acquire the LLC Equity Interests with any Person other than the Parent, Merger Sub and their Affiliates unless this Agreement is terminated in accordance with the terms set forth in Section 2.06.

Section 7.02. Entire Agreement; No Amendment. This Agreement and the Registration Rights Agreement represent the entire agreement among each of the parties hereto with respect to the subject matter hereof. It is expressly understood that no representations, warranties, guarantees or other statements shall be valid or binding upon a party unless expressly set forth in this Agreement or the Registration Rights Agreement. It is further understood that any prior agreements or understandings between the parties with respect to the subject matter hereof have merged in this Agreement and the Registration Rights Agreement, which collectively fully express all agreements of the parties hereto as to the subject matter hereof and supersedes all such prior agreements and understandings. This Agreement may not be amended, modified or otherwise altered except by a written agreement signed by the party hereto against whom enforcement is sought.

Section 7.03. Certain Expenses. Each party hereto will pay all of its own expenses incurred in connection with this Agreement and the transactions contemplated hereby (whether or not the Closing shall take place), including, without limitation, all costs and expenses herein stated to be borne by such party and all of its respective accounting, legal, investigatory and appraisal fees.

Section 7.04. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered with proof of delivery thereof (any notice or communication so delivered being deemed to have been received at the time delivered), or sent by United States certified mail, return receipt requested, postage prepaid (any notice or communication so sent being deemed to have been received two Business Days after mailing in the United States), with failure or refusal to accept delivery to constitute delivery for all purposes of this Agreement, addressed to the respective parties as follows:

If to any Owner or Merging Entity, to the address listed on such Owner and Merging Entity’s signature page to this Agreement.

If to the Parent or Merger Sub, to:

Hannon Armstrong Sustainable Infrastructure Capital, Inc.

Attention: Office of the General Counsel

1906 Towne Centre Blvd

Suite 370

Annapolis, MD 21401

with a copy to:

Jay L. Bernstein

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Section 7.05. No Assignment. Except as provided in this Section below, neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of the other parties.

Section 7.06. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Maryland.

Section 7.07. Multiple Counterparts. This Agreement may be executed in multiple counterparts. If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart. To facilitate execution of this Agreement, the parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

Section 7.08. Further Assurances. From and after the date of this Agreement and after the Closing, the parties hereto shall take such further actions and execute and deliver such further documents and instruments as may be reasonably requested by the other parties and are reasonably necessary to provide to the respective parties hereto the benefits intended to be afforded hereby, including, without limitation, all books and records relating to the LLC Equity Interests.

Section 7.09. Miscellaneous. Whenever herein the singular number is used, the same shall include the plural, and the plural shall include the singular where appropriate, and words of any gender shall include the other gender when appropriate. The headings of the Articles and the

Sections contained in this Agreement are for convenience only and shall not be taken into account in determining the meaning of any provision of this Agreement. The words “hereof” and “herein” refer to this entire Agreement and not merely the Section in which such words appear. If the last day for performance of any obligation hereunder is not a Business Day, then the deadline for such performance or the expiration of the applicable period or date shall be extended to the next Business Day. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The Exhibits attached hereto are hereby incorporated herein and shall be deemed a part of this Agreement.

Section 7.10. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

Section 7.11. Attorneys’ Fees. If this Agreement or the transactions contemplated herein give rise to a lawsuit, arbitration or other legal proceeding between the parties hereto, the prevailing party shall be entitled to recover its costs and reasonable attorney fees in addition to any other judgment of the court or arbitrator(s).

Section 7.12. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto waive trial by jury in any action, proceeding or counterclaim brought by any party(ies) against any other party(ies) on any matter arising out of or in any way connected with this Agreement or the relationship of the parties created hereunder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:
Name:
Title:

HA MERGER SUB III LLC

By:	Hannon Armstrong Sustainable Infrastructure Capital, Inc., its sole member

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Jeffrey W. Eckel

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

JE-HA, INC.

By:
Name: Jeffrey W. Eckel
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: John J. Christmas

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

JC-HA, INC.

By:
Name: John J. Christmas
Title: Director

1	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Steven L. Chuslo

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

SLC-HA, INC.

By:
Name: Steven L. Chuslo
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: David K. Watson

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

DW-HA, INC.

By:
Name: David K. Watson
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Daniel K. McMahon

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

DM-HA, INC.

By:
Name: Daniel K. McMahon
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Christopher J. Lord

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

CL-HA, INC.

By:
Name: Christopher J. Lord
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Nathaniel J. Rose

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

NR-HA, INC.

By:
Name: Nathaniel J. Rose
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Katherine M. Dent

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

KD-HA, INC.

By:
Name: Katherine M. Dent
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Scott J. Foster

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

SF-HA, INC.

By:
Name: Scott J. Foster
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Lisa A. Hale

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

LH-HA, INC.

By:
Name: Lisa A. Hale
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Brian J. Harenza

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

BH-HA, INC.

By:
Name: Brian J. Harenza
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Michael J. Hester

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

MH-HA, INC.

By:
Name: Michael J. Hester
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he or she is:

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

By:
Name: Breckinridge S. Lindley

Name in which shares of Common Stock are to be registered (if applicable)[1]:

State of residency:

Social Security number:

Address:

Telephone number:

Email:

Wire instructions (if applicable)[2]:

BL-HA, INC.

By:
Name: Breckinridge S. Lindley
Title: Director

[1]	For AI Owners.
[2]	For Non-AI Owners.

EXHIBIT A

[Purposefully Left Blank]

A-1

EXHIBIT B

[Purposefully Left Blank]

B-1

EXHIBIT C

[Purposefully Left Blank]

Exh. C-1